THE GABELLI ASSET FUND

THE GABELLI UTILITIES FUND

THE GABELLI VALUE 25 FUND INC.

GAMCO GLOBAL SERIES FUNDS INC.

The Gabelli Global Rising Income and Dividend Fund

The Gabelli Global Mini Mites Fund

GABELLI EQUITY SERIES FUNDS INC.

The Gabelli Equity Income Fund

The Gabelli Small Cap Growth Fund

THE TETON WESTWOOD FUNDS

TETON Westwood Mighty Mites℠ Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 7, 2026, to each Fund’s Summary Prospectus (each, a “Summary Prospectus”)

The following paragraphs are added to the disclosure in each Summary Prospectus sub-section entitled “The Portfolio Managers”:

As previously announced by GAMCO Investors, Inc. (“GAMCO”) on March 23, 2026, GAMCO Investors, Inc.’s (“GAMCO”) Chairman, Mario J. Gabelli (“Mr. Gabelli”), Trustee, Chairman and Chief Investment Officer of the Fund, and Chairman, Co-Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., was admitted to the hospital for observation and testing after a medical incident March 19, 2026, following a busy day of events around New York City. His condition is improving and he is on the road to recovery, but the timeline for his return is not yet known.

On March 22, 2026, GAMCO, the parent company of the Fund’s adviser, Gabelli Funds, LLC, implemented GAMCO’s succession plan that has been in place for several years. In accordance with that plan, Christopher J. Marangi was named President of GAMCO on March 22, 2026. While the timeline for Mario J. Gabelli’s return remains undetermined, the day-to-day operations of the Company will continue to be led by co-CEO, Douglas R. Jamieson, and Christopher J. Marangi.

The Gabelli Value team Co-Chief Investment Officers Kevin V. Dreyer and Christopher J. Marangi lead the portfolio management teams for each Fund during Mr. Gabelli’s absence.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE